UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024

Strategic Storage Trust VI, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56545	85-3494431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated in this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Strategic Storage Trust VI, Inc. (the “Company”), through certain special purpose entities wholly owned by its operating partnership, is party to a credit agreement (the “Credit Agreement”) with Huntington National Bank (“Huntington”), as administrative agent and sole lead arranger. Under the terms of the Credit Agreement, as amended, the Company, through its subsidiaries, has a balance of approximately $107.6 million (the “Huntington Credit Facility”).

On November 15, 2024, the Company and Huntington amended the Huntington Credit Facility to: (i) extend the maturity date by two-years until November 30, 2027, (ii) add one additional special purpose entity as a borrower under the loan (the “Additional Borrower”), and (iii) modify certain other covenants (the “Huntington Amendment”). In connection with the Huntington Amendment: (i) the Company increased its recourse guaranty in favor of Huntington under the Huntington Credit Facility from 25% to 50% and (ii) the property owned by the Additional Borrower was added to the Huntington Credit Facility.

On November 15, 2024, in conjunction with the amendment to the Huntington Credit Facility, we terminated the SOFR Swap - Huntington Credit Facility V, SOFR Swap - Huntington Credit Facility VI and SOFR Cap - Huntington Credit Facility and entered into a new interest rate swap agreement with a notional amount of approximately $107.6 million, whereby SOFR is swapped at 2.89% through November 30, 2027 which fixes the all-in rate at 5.50%.

The information in this Item 2.03 with respect to the Huntington Amendment is qualified in its entirety by the Huntington Amendment, which is attached as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 Joinder Agreement and Fifth Amendment to Loan Documents, dated November 15, 2024

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST VI, INC.

Date: November 18, 2024	By: /s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer and Treasurer